UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  April 1, 2005


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                        0-20574                51-0340466
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14.d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

     (a) On April 1, 2005, The Cheesecake Factory Incorporated received notice from the Nasdaq Stock Market that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) due a filing delinquency of its Annual Report on Form 10-K with the Securities and Exchange Commission. For further details regarding this notice, please refer to the Company's press release dated April 4, 2004 which is included in this Current Report on Form 8-K as an exhibit under Section 9, Item
          9.01 (c).

          The Company is filing its Annual Report on Form 10-K with the Securities and Exchange Commission on April 4, 2005.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits

             99.1 Press release dated April 4, 2005 entitled "The Cheesecake
                  Factory Receives Notice of Potential Delisting from Nasdaq Due to Late Filing of Form 10-K; Company to File Form 10-K on April 4, 2005".

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 4, 2005                       THE CHEESECAKE FACTORY INCORPORATED


                                             By: /s/ MICHAEL J. DIXON
                                                --------------------------------
                                                  Michael J. Dixon
                                                  Senior Vice President and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX

      Exhibit            Description
---------------------   --------------------------------------------------------
        99.1             Press Release dated April 4, 2005 entitled "The
                         Cheesecake Factory Receives Notice of Potential
                         Delisting from Nasdaq Due to Late Filing of Form 10-K;
                         Company to File Form 10-K on April 4, 2005".